March 1, 2010

Summary
Prospectus

Before you invest, you may want to review the Fund's Prospectus and Statement of Additional Information, both of which are dated March 1, 2010 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Core Bond Fund

Class  A  ......  SIMIX

Class  I   ......  VCBIX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

Core Bond Fund Summary

Investment Objective

The Fund seeks to provide a high level of income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 23 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information.

Shareholder Fees (paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares.)	0.48%	0.22%
Total Annual Fund Operating Expenses	0.98%	0.72%
Fee Waiver/Expense Reimbursement	(0.08)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.90%	0.55%

1  The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class A shares do not exceed 0.90%, and Class I shares do not exceed 0.55%, until at least February 28, 2011.

Core Bond Fund Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$290	$498	$723	$1,370
Class I	$56	$213	$384	$879

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 523% of the average value of its portfolio.

Core Bond Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in debt securities, generally issued by corporations, the U.S. government and its agencies or instrumentalities.

Under normal circumstances, the Fund invests primarily in:

■  Investment grade corporate securities, asset-backed securities, convertible securities, or exchangeable debt securities;

■  Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities;

■  Mortgage-related securities issued by government agencies and non-governmental entities; and

■  Commercial paper.

■  The Fund may invest up to 10% of its net assets in credit derivatives, including credit default swaps.

■  The Fund may invest up to 10% of its net assets in high yield debt instruments (that is, debt instruments rated below investment grade), including credit derivatives that present credit characteristics that are equivalent to those of high yield debt instruments.

Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities with an average effective maturity between 5-15 years. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

The market value of securities acquired by the Fund declines. The portfolio manager does not execute the Fund's principal investment strategies effectively. Interest rates rise. An issuer's credit quality is downgraded or an issuer defaults on its securities. This risk is greater for any investments in below investment grade rated debt. The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities. The rate of inflation increases. The average life of a mortgage-related security is shortened or lengthened. A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support. The Fund's returns are reduced as a result of actively trading the Fund's portfolio.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and in the level of income they receive from their investment.

Core Bond Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  6.79% (quarter ended September 30, 2009)

Lowest  -2.86% (quarter ended September 30, 2008)

Core Bond Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years
CLASS A1
Before Taxes	8.56%	2.69%	4.49%
After Taxes on Distributions	6.54%	0.91%	2.63%
After Taxes on Distributions and Sale of Fund Shares	5.49%	1.24%	2.71%
CLASS I
Before Taxes	11.14%	3.63%[2]	N/A
INDEX
Barclays Capital Aggregate Bond Index[3] Index returns reflect no deduction for fees, expenses, or taxes.	5.93%	4.97%	6.33%

1Performance for the Class A shares was calculated based on the current maximum sales charge of 2.00%. From the fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

2Performance is from August 31, 2007, inception date of Class I shares.

3The Barclays Capital Aggregate Bond Index, formerly known as the Lehman Brothers Aggregate Bond Index, is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. It is not possible to invest directly in an index.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Manager

Craig E. Ruch is a Chief Investment Officer and Senior Managing Director of the Adviser and is the lead portfolio manager of the fixed income investments for the Fund. He has been a portfolio manager of the Fund since November 2007.

Core Bond Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.